UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 3, 2011

Commission File Number:  001-15757

Park City Group, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	371454128
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3160 Pinebrook Rd., Park City, Utah 84098
(Address of principal executive offices)

435-645-2000
(Registrant's Telephone Number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communcations pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

Park City Group, Inc. (the "Company") attended the 8th Annual Small Cap Equity Conference on May 3, 2011 sponsored by Taglich Brothers.  At the Conference, the Company gave a presentation, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01  Other Events

See Item 7.01 above.

Item 9.01  Financial Statements and Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park City Group, Inc.

Date: May 3, 2011	By:	/s/ David Colbert
Name: David Colbert Title: Chief Financial Officer